UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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ING PRIME RATE TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ING PRIME RATE TRUST

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

(800) 992-0180

June 13, 2008

Dear Shareholder:

On behalf of the Board of Trustees of ING Prime Rate Trust (the “Trust”), we are pleased to invite you to the annual meeting of shareholders (the “Annual Meeting”), to be held at 10:00 a.m., Local time, on August 7, 2008 at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.  Formal notice of the Annual Meeting appears on the next page, followed by the Proxy Statement.  Please take the time to read the Proxy Statement and cast your vote, because it covers matters that are important to the Trust and to you as a shareholder.

At the Annual Meeting, you will be asked to consider and vote on the following matters:

1.                                       To elect eight members of the Board of Trustees to represent the interests of the holders of Common Shares of the Trust until the election and qualification of their successors;

2.                                       To elect two members of the Board of Trustees to represent the interests of the holders of Auction Rate Cumulative Preferred Shares – Series M, T, W, TH and F of the Trust – until the election and qualification of their successors; and

3.                                       To approve modifications to the Trust’s fundamental investment restriction governing borrowing.

Each proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully.  The Board of Trustees has concluded that the proposals are in the best interests of the Trust and its shareholders and recommend that you vote “FOR” each proposal, as applicable.  We are asking you to consider them carefully and express your vote on the enclosed Proxy Ballot or at the Annual Meeting.

We look forward to your attendance at the Annual Meeting or to receiving your Proxy Ballot so that your shares may be voted at the Annual Meeting.  If you have any questions, please do not hesitate to call us at 1-800-992-0180.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

OF

ING PRIME RATE TRUST

To Shareholders:

PLEASE TAKE NOTE THAT the annual meeting of shareholders (the “Annual Meeting”) of ING Prime Rate Trust (the “Trust”) will be held at 10:00 a.m., Local time, on August 7, 2008, at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, for the following purposes:

1.                                       To elect eight members of the Board of Trustees to represent the interests of the holders of Common Shares of the Trust until the election and qualification of their successors;

2.                                       To elect two members of the Board of Trustees to represent the interests of the holders of Auction Rate Cumulative Preferred Shares – Series M, T, W, TH and F of the Trust – until the election and qualification of their successors; and

3.                                       To approve modifications to the Trust’s fundamental investment restriction governing borrowing.

4.                                       To transact such other business, not currently contemplated, that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof in the discretion of the proxies or their substitutes.

Please read the enclosed Proxy Statement carefully for information concerning the proposals to be placed before the Annual Meeting.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN
FAVOR OF THE APPLICABLE PROPOSAL(S).

Shareholders of record as of the close of business on May 16, 2008 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) or postponement(s) thereof.

By Order of the Board of Trustees,

Huey P. Falgout, Jr.
Secretary

June 13, 2008

YOUR VOTE IS IMPORTANT REGARDLESS OF

THE NUMBER OF SHARES YOU OWN.

PLEASE VOTE BY RETURNING YOUR PROXY BALLOT TODAY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.

YOU MAY ALSO VOTE IN PERSON AT THE ANNUAL MEETING.

(This page intentionally left blank)

PROXY STATEMENT

ING PRIME RATE TRUST

June 13, 2008

Toll-Free:  (800) 992-0180

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

ANNUAL MEETING OF SHAREHOLDERS

To be Held on August 7, 2008

Who is asking for my vote?

The Board of Trustees (the “Board” or the “Trustees”) of ING Prime Rate Trust (the “Trust”) is sending this Proxy Statement, the attached Notice of Annual Meeting, and the enclosed Proxy Ballot on or about June 13, 2008 to you and all other shareholders.  The Board is soliciting your vote for the annual meeting of shareholders of the Trust (the “Annual Meeting”).

The words “you” and “your” are used in this Proxy Statement to refer to the person or entity who owns the shares and who accordingly has voting rights in connection with the shares.

What are the Proposals and who can vote on each Proposal?

The following table gives a brief description of each Proposal and indicates which class of shares is being solicited with respect to each Proposal to be considered at the Annual Meeting.

Proposal		Holders of Common Shares	Holders of Preferred Shares
1.	To elect eight members of the Board to represent the interests of the holders of Common Shares of the Trust until the election and qualification of their successors.	Yes	No
2.

To elect two members of the Board to represent the interests of the holders of the Auction Rate Cumulative Preferred Shares – Series M, T, W, TH and F of the Trust – until the election and qualification of their successors.

		No	Yes
3.	To approve modifications to the Trust’s fundamental investment restriction governing borrowing.	Yes	Yes

Why did you send me this booklet?

This booklet is a Proxy Statement.  It provides you with information you should review before voting on the matters listed above and in the Notice of Annual Meeting for the Trust.  You are receiving these proxy materials—a booklet that includes the Proxy Statement and one Proxy Ballot—because you have the right to vote on the important Proposals concerning your investment in the Trust.

Who is eligible to vote?

Shareholders who owned shares of the Trust at the close of business on May 16, 2008 (the “Record Date”) are eligible to vote.  As of the Record Date, the Trust had 164,183,791.352 Common Shares outstanding.  As of the Record Date, the Trust had the following Auction Rate Cumulative Preferred Shares (“Preferred Shares”) outstanding: 3,600 shares of Series M; 3,600 shares of Series T; 3,600 shares of Series W; 3,600 shares of Series TH and 3,600 shares of Series F.  Each Common Share is entitled to one vote on Proposal 1.  Each Preferred Share is entitled to one vote on Proposal 2.  Each common share and each preferred share (voting along with the common shares and then voting as a separate class) is entitled to one vote on Proposal 3.  To the best of the Trust’s knowledge, as of May 16, 2008, no person owned beneficially more than 5% of any class of shares of the Trust, except as listed below.

Name and Address of Shareholder*	Class/Percentage of Class
Cede & Co PO Box 20 Bowling Green Station New York, NY 10274	Common - 82.16%

* This entity is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances it may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

How do I vote?

Shareholders can vote by completing, signing and returning the enclosed Proxy Ballot promptly in the enclosed envelope or by attending the Annual Meeting in person and voting.  In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of ING Investments, LLC (“ING Investments” or the “Adviser”) (Address: 7337 E. Doubletree Ranch Rd., Scottsdale, Arizona 85258-2034), the investment adviser to the Trust, or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, facsimile, or oral communication.  Shareholders of the Trust whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee.  If a shareholder wishes to participate in the Annual Meeting, the shareholder may still submit the Proxy Ballot originally sent with the Proxy Statement or attend in person.

When and where will the Annual Meeting be held?

The Annual Meeting will be held at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on August 7, 2008, at 10:00 a.m., Local time, and, if the Annual Meeting is adjourned or postponed, at any adjournment or postponement of that Meeting.  If you expect to attend the Annual Meeting in person, please notify the Trust by calling 1-800-992-0180.

Can I revoke my proxy after I vote it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Trust a written revocation or duly executed Proxy Ballot bearing a later date.  In addition, any shareholder who attends the Annual Meeting in person may vote by ballot at the Annual Meeting, thereby canceling any proxy previously given.  The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote “FOR” each of the Proposals and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Annual Meeting.

Who pays for this proxy solicitation?

The Trust will pay the expenses incurred in connection with the Notice of Annual Meeting, Proxy Statement and the Annual Meeting, including printing, mailing and vote tabulation expenses, legal fees, and out of pocket expenses.

How can I obtain more information about the Trust?

Copies of the Trust’s Annual Report for the fiscal year ended February 29, 2008 and the Trust’s Semi-Annual Report for the period ended August 31, 2007 are available upon request, without charge, by writing to: The ING Funds, 7337 E. Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034, Attention: Literature Fulfillment, or by calling 1-800-992-0180.  This Proxy Statement should be read in conjunction with the Annual and Semi-Annual Reports.

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” each applicable Proposal described in this Proxy Statement.

PROPOSAL 1

ELECTION OF TRUSTEES — COMMON SHARES

What is the Proposal?

The Board has nominated eight individuals for election to the Board as Trustees of the Common Shares (the “Common Nominees”).  Holders of Common Shares are asked to elect the Common Nominees to serve as Trustees, each to serve until his or her successor is duly elected and qualified.  Information about each Common Nominee is set forth below.  All of the Common Nominees are currently Trustees of the Trust and each has consented to continue to serve as a Trustee if elected by holders of Common Shares.

What factors did the Board consider in selecting the Common Nominees?

The Board nominated eight individuals as Trustees of the Common Shares of the Trust, all of whom currently serve as Trustees of the Common Shares of the Trust.  The Board met to discuss Board candidates and, after due consideration, recommend to shareholders the Common Nominees indicated below.  In making such recommendation, the Board took into consideration the knowledge, background, and experience of the Common Nominees.

What is the required vote?

The affirmative vote of a plurality of the Common Shares of the Trust present in person or by proxy at the Annual Meeting is required to approve the election of each Common Nominee to the Board.  Shareholders do not have appraisal rights in connection with Proposal 1 in this proxy statement and there is no cumulative voting for the election of Trustees.

Who are the Common Nominees?

For election of Trustees at the Annual Meeting, the Board has approved the nomination of:

Colleen D. Baldwin

Patricia W. Chadwick

Robert W. Crispin

Peter S. Drotch

J. Michael Earley

Patrick W. Kenny

Shaun P. Mathews

Sheryl K. Pressler

The persons named as proxies will vote for election of each of these Common Nominees unless you withhold authority to vote for any or all of them on the enclosed Proxy Ballot.  If any or all of the Common Nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend or the Board may reduce the number of Trustees as provided for in the Trust’s Agreement and Declaration of Trust dated December 2, 1987, as amended (the “Declaration”).

No Common Nominee is a party adverse to the Trust or any of its affiliates in any material pending legal proceeding, nor does any Common Nominee have an interest materially adverse to the Trust.

The following table sets forth information concerning the Common Nominees.  The address for each Common Nominee is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships/Trusteeships Held by Trustee

Independent Trustees

Colleen D. Baldwin Age: 47	Trustee	October 2007- Present	Consultant (January 2005 to Present). Chief Operating Officer, Ivy Asset Management Group (April 2002 – October 2004).	182	None.

Patricia W. Chadwick Age: 59	Trustee	January 2006 - Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 – Present).	182	Wisconsin Energy (June 2006 – Present).

Peter S. Drotch Age: 66	Trustee	October 2007- Present	Retired partner, PricewaterhouseCoopers.	182

First Marblehead Corporation,(October 2003- Present); BlackRock Funds/State Street Research Funds, Trustee (February 2004 – January 2007); Tufts Health Plan, Director  (June 2006 – Present); and University of Connecticut, Trustee (November 2004 – Present).

J. Michael Earley Age: 63	Trustee	February 2002 – Present	President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 – Present).	182	Midamerica Financial Corporation (December 2002 – Present).

Patrick W. Kenny Age: 65	Trustee	January 2005 – Present	President and Chief Executive Officer, International Insurance Society (June 2001 – Present).	182	Assured Guaranty Ltd. (April 2004 - Present); and Odyssey Reinsurance Holdings (November 2006 – Present).

Sheryl K. Pressler Age: 57	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	182

Stillwater Mining Company (May 2002 – Present); California HealthCare Foundation (June 1999 – Present); Romanian-American Enterprise Fund (February 2004 – Present); and Global Alternative Asset Management, Inc. (October 2007 – Present).

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships/Trusteeships Held by Trustee

Trustees who are “Interested Persons”

Shaun P. Mathews(3) (4) Age: 52	Trustee	June 2006 – Present	President and Chief Executive Officer, ING Investments, LLC (December 2006 – Present); ING USFS Mutual Funds and Investment Products (November 2004 – November 2006). Formerly, CMO, ING USFS (April 2002 – October 2004); and Head of Rollover/Payout (October 2001 – December 2003).	212

The Mark Twain House & Museum (September 2002 – Present); Connecticut Forum (May 2002 – Present); Capital Community College Foundation (February 2002 – Present); ING Services Holding Company, Inc. (May 2000 – Present); Southland Life Insurance Company (June 2002 – Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC, ING Funds Services, LLC, ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006 – Present).

Robert W. Crispin(3) Age: 61	Trustee	October 2007- Present	Chairman and Chief Executive Officer, ING Investment Management Co. (June 2001 – December 2007).	182

ING Life Insurance and Annuity Company (May 2006 – Present); ING USA Annuity and Life Insurance Company (May 2006 – Present); Midwestern United Life Insurance Company (May 2006 – Present); ReliaStar Life Insurance Company (May 2006 – Present); Security Life of Denver Insurance Company (May 2006 – Present); Belair Insurance Company Inc. (August 2005 – Present); The Nordic Insurance Company of Canada (February 2005-Present); Trafalgar Insurance Company of Canada (February 2006 – Present); ING Novex Insurance Company of Canada (February 2005 – Present); Allianz Insurance Company of Canada (February 2005 – Present); ING Canada Inc. (December 2004 – Present) and ING Foundation (March 2004 – Present).

(1)        Trustees are considered for election by shareholders on an annual basis and serve until their successors are duly elected and qualified, subject to the Board’s retirement policy, which states that each duly elected or appointed Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (“Independent Trustees”), shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after (a) the Trustee reaches the age of 70, if that Trustee qualifies for a retirement benefit as discussed in the board’s retirement policy; or (b) the Trustee reaches the age of 72 or has served as a Trustee for 15 years, if that Trustee does not qualify for the retirement benefit. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)        For the purposes of this table, “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust.  The number of Funds in the Fund Complex is as of February 29, 2008.

(3)        Messrs. Crispin and Mathews are “interested persons” of the Trust, as defined by the 1940 Act, because of their affiliation with ING Groep N.V., the parent corporation of the Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(4)        Mr. Mathews is also a director of the following investment companies: ING GET Fund; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING VP Balanced Portfolio, Inc.; ING VP Intermediate Bond Portfolio; and ING VP Money Market Portfolio. Therefore, for the purposes of this table with reference to Mr. Mathews, “Fund Complex” includes these investment companies.

Please read the section “Further Information About the Trustees and Officers” starting on page 12 of this Proxy Statement before voting on Proposal 1.

What is the Board’s recommendation on Proposal 1?

The Board recommends that shareholders vote “FOR” the election of each of the Common Nominees to the Board subject to their terms commencing and continuing as described above.  If any of the Common Nominees are not elected by shareholders, the current Trustees may consider other courses of action.

PROPOSAL 2

ELECTION OF TRUSTEES — PREFERRED SHARES

What is the Proposal?

The Board has nominated two individuals for election to the Board as Trustees of the Preferred Shares (the “Preferred Nominees”).  Holders of Preferred Shares are asked to elect the Preferred Nominees to serve as Trustees, each to serve until his or her successor is duly elected and qualified.  Information about each Preferred Nominee is set forth below.  Both Preferred Nominees are currently Trustees of the Trust and each has consented to continue to serve as a Trustee if elected by holders of Preferred Shares.

What factors did the Board consider in selecting the Preferred Nominees?

The Board nominated two individuals as Trustees of the Preferred Shares.  Both individuals currently serve as Trustees of the Preferred Shares of the Trust.  The Board met to discuss Board candidates and, after due consideration, recommend to shareholders the Preferred Nominees indicated below.  In making such recommendation, the Board took into consideration the knowledge, background, and experience of the Preferred Nominees.

What is the required vote?

The affirmative vote of a plurality of the Preferred Shares of the Trust present in person or by proxy at the Annual Meeting is required to approve the election of each Preferred Nominee to the Board.  Shareholders do not have appraisal rights in connection with Proposal 2 in this proxy statement and there is no cumulative voting for the election of Trustees.

Who are the Preferred Nominees?

For election of Trustees at the Annual Meeting, the Board has approved the nomination of:

John V. Boyer

Roger B. Vincent

The persons named as proxies will vote for election of each of these Preferred Nominees unless you withhold authority to vote for either or both of them on the enclosed Proxy Ballot.  If any of the Preferred Nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend or the Board may reduce the number of Trustees as provided for in the Declaration.

Neither Preferred Nominee is a party adverse to the Trust or any of its affiliates in any material pending legal proceeding, nor does either Preferred Nominee have an interest materially adverse to the Trust.

The following table sets forth information concerning the Preferred Nominees. The address for each Preferred Nominee is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships/Trusteeships Held by Trustee

Independent Trustees

John V. Boyer Age: 54	Trustee	January 2005 - Present	President, Bechtler Arts Foundation (March 2008 – Present), Consultant (July 2007 – Present). Formerly, President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 – July 2007), and Executive Director, The Mark Twain House & Museum (3) (September 1989 – November 2005).	182	None.

Roger B. Vincent Age: 62	Trustee	February 2002 - Present	President, Springwell Corporation (March 1989 – Present).	182	UGI Corporation (February 2006 - Present); and UGI Utilities, Inc. (February 2006 - Present).

(1)          Trustees are considered for election by shareholders on an annual basis and serve until their successors are duly elected and qualified, subject to the Board’s retirement policy, which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after (a) the Trustee reaches the age of 70, if that Trustee qualifies for a retirement benefit as discussed in the board’s retirement policy; or (b) the Trustee reaches the age of 72 or has served as a Trustee for 15 years, if that Trustee does not qualify for the retirement benefit. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)          For the the purposes of this table, “Fund Complex” means the following investment companies:  ING Asia Pacific High Dividend Equity Income Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust.  The number of Funds in the Fund Complex is as of February 29, 2008.

(3)          Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002.  ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

Please read the section “Further Information About the Trustees and Officers” starting on page 12 of this Proxy Statement before voting on Proposal 2.

What is the Board’s recommendation on Proposal 2?

The Board recommends that shareholders vote “FOR” the election of each of the Preferred Nominees to the Board subject to their terms commencing and continuing as described above.  If shareholders do not elect any of the Preferred Nominees, the current Trustees may consider other courses of action.

PROPOSAL 3

APPROVAL TO MODIFY THE TRUST’S FUNDAMENTAL INVESTMENT RESTRICTION GOVERNING ITS ABILITY TO BORROW MONEY

What is the Proposal?

The proposal is to amend the Trust’s fundamental investment restrictions to permit borrowing to a greater degree for investment purposes.

The Trust’s investment restriction governing borrowing is fundamental and can only be changed with the approval of its shareholders. At the Annual Meeting, shareholders will be asked to modify the investment restriction as described below.

What is the proposed modification for the Trust’s fundamental investment restrictions governing borrowing?

The Trust’s current investment restriction governing borrowing provides as follows:

The Trust will not: issue senior securities, except insofar as the Trust may be deemed to have issued a senior security by reason of [...] (iii) borrowing money in an amount not exceeding 33 1/3%, or such other percentage permitted by law, of the Trust’s total assets (including the borrowed amount) less all liabilities other than borrowings […].

If approved by the Trust’s shareholders, the Trust’s investment restriction governing borrowing will be changed to:

The Trust will not: issue senior securities, except insofar as the Trust may be deemed to have issued a senior security by reason of […] (iii) borrowing money in an amount permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief provided by the Securities and Exchange Commission […].

Why should the Trust’s investment restriction regarding borrowing be modified?

If the modification is approved, the Trust will have greater flexibility to respond to changing markets, new investment opportunities and any future exemptive actions of the SEC.  This will allow the Trust to benefit from future changes in applicable law or SEC exemptions without seeking additional costly and time-consuming shareholder approvals.

How might bank borrowing be used following this modification?

The modification would allow the Trust to take advantage of potentially greater leverage through borrowing if an SEC exemption is granted that expands a closed-end fund’s ability to borrow.  The Trust’s fundamental investment restrictions currently limit borrowing to 33 1/3% of the Trust’s total assets (including the amount borrowed) less all liabilities other than borrowings.  However, the proposed SEC exemption, as described below, would, if granted, relax similar restrictions on borrowing under the 1940 Act if indebtedness is incurred to replace outstanding preferred shares.

This may be important for the Trust because it currently attains leverage not only from borrowing, but also from the proceeds of outstanding auction-rate preferred shares (“ARPS”).  Recently, auctions for ARPS industry-wide have ceased to function as they have in the past, leading many ARPS issuers to consider options to re-finance or otherwise address these auction concerns.

Since their issuance in November 2000, the dividend rate of ARPS has been set by means of a Dutch Auction procedure.  Since early February 2008, for the first time in the history of the Trust’s ARPS program, the Trust did not receive hold orders and purchase requests for the ARPS during their Dutch auctions that equaled the full amount of such shares. As a result, the amount sold by each selling shareholder was reduced pro rata or to zero. In addition, the dividend rate on such ARPS automatically reset to the maximum rate permitted under the ARPS program.  That maximum rate is 150% of the applicable commercial paper base rate on the day of the auction.

Since early February, preferred shareholders have had limited or no liquidity for their preferred shares.  Management of the Trust has been closely monitoring the situation facing the preferred shareholders and is evaluating potential options to restore liquidity and/or provide refinancing options in the context of regulatory guidelines, as well as the economic and tax implications for both common and preferred shareholders.  Any refinancing options will be subject to asset coverage tests under the 1940 Act.  These asset coverage tests limit borrowing by closed-end funds to an amount up to 33 1/3% of the Trust’s total assets (including the amount borrowed) less all liabilities other than borrowings.  This 1940 Act limitation is reflected in the Trust’s investment restrictions noted above.

Members of the closed-end fund industry are seeking industry-wide exemptive relief from the SEC from the asset coverage tests described above.  The SEC exemptive relief would, if granted, increase the amount that the Trust could borrow to up to 50% of its total assets (including the amount borrowed) if such borrowings were used to replace the ARPS.  Alternatively, while it has not done so, the Trust could seek its own individual exemptive relief from the asset coverage tests. There can be no assurance that the SEC will grant the industry-wide exemptive relief or any individual relief if the Trust should seek it. If exemptive relief were granted, it could provide expanded borrowing opportunities and provide additional flexibility for refinancing the Trust’s preferred shares.  The proposal to amend the Trust’s investment restrictions would allow the Trust to take advantage of the proposed SEC asset coverage relief.  Without this asset coverage relief, refinancing all outstanding preferred shares could require “de-leveraging” the Trust which could potentially negatively impact the common shareholders.

Any program recommended by Management to refinance the ARPS using the modifications proposed in this proxy statement must be approved by the Board.  Furthermore, there can be no assurance that the SEC exemptive relief will be granted.  If the SEC does not grant the relief, the Trust may not be able to expand or maintain current levels of leverage through indebtedness.  Even if the Trust amends its investment restrictions and can rely on exemptive relief, there can be no assurance that any means for additional liquidity will be identified, and if they are, it is possible that the Trust’s leverage or its benefits from leverage will diminish.  In addition, the cost of leverage may be subject to conditions in credit markets and to prevailing interest rates, and can change over time.  The cost of refinancing the preferred shares may be greater than the Trust’s current cost of leverage.  If financing becomes unavailable at any time, the Trust may be required to incur significant costs to de-leverage.

Taking into consideration all of these factors, management recommended and the Board agreed that the Trust’s investment restriction with respect to borrowing be replaced with a more flexible borrowing restriction as described above.

What risks are associated with borrowing money?

As disclosed in the Trust’s prospectus, borrowing money carries the following risks, among others:

Capital raised through leverage will be subject to interest and other costs, and these costs could exceed the income earned by the Trust on the proceeds of such leverage. There can be no assurance that the Trust’s income from the proceeds of leverage will exceed these costs. However, the Adviser or sub-adviser seeks to use leverage for the purposes of making additional investments only if they believe, at the time of using leverage, that the total return on the assets purchased with such funds will exceed interest payments and other costs on the leverage.

To the extent that the Trust is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Trust’s Common Shares will decrease. In addition, in the event of a general market decline in the value of assets such as those in which the Trust invests, the effect of that decline will be magnified in the Trust because of the additional assets purchased with the proceeds of the leverage. The Trust’s lenders and Preferred shareholders have priority to the Trust’s assets over the Trust’s Common shareholders.

What is the required vote?

Approval of Proposal 3 requires the affirmative vote of a majority of the Trust’s outstanding voting securities, voting as a single class, and the affirmative vote of a majority of the Trust’s outstanding shares of preferred stock, voting as a separate class.   A “majority of the Trust’s outstanding voting securities” means an affirmative vote of the lesser of: (1) 67% or more of the Trust’s shares entitled to vote and present at the Annual Meeting if more than 50% of the outstanding shares of the Trust are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Trust entitled to vote.

What is the recommendation of the Board?

Based upon its review, the Board has determined that Proposal 3 is in the best interests of the Trust and its shareholders.  In making this determination, the Board took into account materials presented to the Board in advance of its May 9, 2008 meeting, including a memorandum from Management discussing Management’s rationale for proposing the change to the Trust’s investment restriction regarding borrowing.  Upon request of the independent Trustees, the Board has also received information on the circumstances surrounding the Trust’s outstanding preferred shares and the preferred shares of other closed-end funds, as well as ideas for providing liquidity to preferred shareholders while maintaining the benefits of leverage.

After consideration of these materials and such factors and information it considered relevant, the Board, including all of the Independent Trustees present at the Board’s May 9, 2008 meeting, approved Proposal 3 and voted to recommend its approval to the Trust’s shareholders. The Board is recommending that the Trust’s shareholders vote “FOR” Proposal 3 to approve the changes to the Trust’s fundamental investment restriction governing its ability to borrow money to permit the Trust to borrow in an amount permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief provided by the Securities and Exchange Commission.

What happens if shareholders do not approve Proposal 3?

If the Trust’s shareholders do not approve Proposal 3, the Trust will continue to operate subject to the current fundamental investment restriction governing its ability to borrow money, and the Board will determine what action, if any, should be taken.

What actions will the Board and management of the Trust take in the short term to address the current liquidity concerns?

The Board and the management of the Trust continue to evaluate options to address the current liquidity concerns with respect to the ARPS. In this regard, at a meeting held on May 30, 2008, the Board approved the redemption of approximately 50% of the outstanding ARPS by series, subject to satisfying the notice and other requirements that apply to ARPS redemptions. This redemption would be paid by drawing on leverage currently available under the Trust’s credit facilities and can be achieved without amending the Trust’s current restrictions on borrowing money. No date has been set for the redemption but the Trust expects to issue a formal redemption notice by the end of June and anticipates that the redemption of 50% of the outstanding ARPS will be completed in July or August 2008.

FURTHER INFORMATION ABOUT THE TRUSTEES AND OFFICERS

How long will the Trustees serve on the Board?

Trustees are considered for election by shareholders on an annual basis and generally hold office until their successors are elected and qualified.  A Trustee may, at any time, resign or be removed by a vote of the holders of a majority of the outstanding shares of the applicable class of the Trust.  In addition, pursuant to a retirement policy adopted by the Board, each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after (a) the Trustee reaches the age of 70, if that Trustee qualifies for a retirement benefit as discussed in the board’s retirement policy; or (b) the Trustee reaches the age of 72 or has served as a Trustee for 15 years, if that Trustee does not qualify for the retirement benefit. In order to qualify for the retirement benefit, a Trustee must have served as an Independent Trustee of one or more funds within the ING Funds complex for at least five years as of May 9, 2007.  A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

Do the Trustees own shares of the Trust or certain affiliated entities?

To the best of the Trust’s knowledge, as of May 16, 2008 no Trustee owned 1% or more of the outstanding shares of any class of shares of the Trust, and the Trustees and Executive Officers of the Trust owned, as a group, less than 1% of the shares of each class of the Trust.

The following table sets forth information regarding the dollar range of equity securities of the Trust and other investment companies within the ING family of investment companies beneficially owned by each Trustee as of December 31, 2007.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Colleen D. Baldwin	$0	$0
John V. Boyer	$0	$50,000 - $100,000
Patricia W. Chadwick	$0	Over $100,000
Peter S. Drotch	$0	$0
J. Michael Earley	$0	Over $100,000
Patrick W. Kenny	$0	$10,001 - $50,000 and Over $100,000(1)
Sheryl K. Pressler	$0	Over $100,000(1)
Roger B. Vincent	$0	Over $100,000 and Over $100,000(1)
Trustees who are “Interested Persons”
Robert W. Crispin	$0	Over $100,000(1)
Shaun P. Mathews	$0	Over $100,000 and Over $100,000(2)

(1)          Held in a deferred compensation account.

(2)          Held in a deferred compensation account and/or a 401(k) account.

As of December 31, 2007, none of the Independent Trustees or their immediate family members owned any shares of the Trust’s investment adviser or principal underwriter or of any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Trust (not including registered investment companies).

What are the Committees of the Board?

Audit Committee.  The Audit Committee operates pursuant to a charter approved by the Board, a copy of which is available on the ING Funds’ website: www.ingfunds.com.  The Charter sets forth the responsibilities of the Audit Committee.  The functions of the Audit Committee include, among others, to meet with the independent registered public accounting firm of the Trust to review the scope of the Trust’s audit, the Trust’s financial statements and interim accounting controls, and to meet with management concerning these matters, among other things.  The Audit Committee currently consists of three (3) Trustees: Messrs. Drotch and Earley and Ms. Chadwick,

all of whom are considered independent under the rules promulgated by the New York Stock Exchange and, in addition, are not “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act.  Mr. Earley serves as Chairperson of the Audit Committee and has been designated as the Audit Committee’s financial expert under the Sarbanes-Oxley Act.  During the fiscal year ended February 29, 2008, the Audit Committee held six (6) meetings.

Audit Committee Report:  As part of its oversight of the Trust’s financial statements, the Audit Committee reviewed and discussed with the Adviser and KPMG LLP (“KPMG”), the Trust’s independent auditor, the Trust’s financial statements for the fiscal year ended February 29, 2008.  The Audit Committee also discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.  The Audit Committee received and reviewed the written disclosures from KPMG required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and discussed KPMG’s independence with KPMG.  The Audit Committee has reviewed the audit fees of KPMG and has also reviewed non-audit services and fees to assure compliance with the Trust’s and the Audit Committee’s policies restricting KPMG from performing services that might impair their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the financial statements as of and for the fiscal year ended February 29, 2008, be included in the Trust’s Annual Report to shareholders.  The Audit Committee also recommended the selection of KPMG to serve as independent auditor for the fiscal year ending February 28, 2009.

Compliance Committee.  The Board has established a Compliance Committee for the purpose of, among other things, coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the Trust. The Compliance Committee facilitates the information flow among Board members and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other ING Fund boards; and makes recommendations regarding the role, performance and oversight of the CCO. The Board also oversees quarterly compliance reporting.

Effective May 10, 2007, the functions of the Board’s Valuation, Proxy and Brokerage Committee were combined with the functions of the Compliance Committee.(1) As a result of this combination, the functions of the Compliance Committee now include determining the value of securities held by the Trust for which market value quotations are not readily available; overseeing management’s  administration of proxy voting; and overseeing the effectiveness of the Adviser’s usage of the Trust’s brokerage and the Adviser’s compliance with changing regulations regarding the allocation of brokerage for services (other than pure trade executions).

(1)  Prior to May 10, 2007, the Valuation, Proxy and Brokerage Committee’s functions included, among others, reviewing the determination of the value of securities held by the Trust for which market quotations were not readily available overseeing management’s administration of proxy voting and overseeing the effectiveness of the Adviser’s compliance with changing regulations regarding the allocation of brokerage for services other than pure trade executions.  The Valuation, Proxy and Brokerage Committee operated pursuant to a Charter approved by the Board.

The Compliance Committee operates pursuant to a Charter approved by the Board. The Compliance Committee currently consists of five (5) Independent Trustees: Messrs. Kenny, Boyer and Vincent, Mses. Baldwin and Pressler. Mr. Kenny serves as Chairperson of the Compliance Committee. During the fiscal year ended February 29, 2008, the Compliance Committee held four (4) meetings.

Executive Committee.  The Board has an Executive Committee whose function is to act on behalf the full Board between Board meetings when necessary.  The Executive Committee currently consists of three (3) Independent Trustees and two (2) Trustees who are “interested persons,” as defined in the 1940 Act: Messrs. Vincent, Boyer, Crispin and Mathews and Ms. Pressler.  Mr. Vincent serves as Chairperson of the Committee. During the fiscal year ended February 29, 2008, the Executive Committee held four (4) meetings.

Nominating and Governance Committee.  The Board has established a Nominating and Governance Committee for the purpose of, among other things: (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (2) reviewing workload and capabilities of Independent Board members and recommending changes to size or composition of the Board, as necessary; (3) monitoring regulatory developments and recommending modifications to the Nominating and Governance Committee’s responsibilities; (4) considering and recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (5) reviewing compensation of Independent Board members and making recommendations for any changes; and (6) overseeing the Board’s annual self evaluation process.

In evaluating candidates, the Nominating and Governance Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.  The Nominating and Governance Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for Trustee should be submitted in writing to the Trust’s Secretary.  Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as Trustee:  such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee.  To be timely, in connection with a shareholder meeting to elect Trustees, any such submission must be delivered to the Trust’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Trust with the SEC.

The Nominating and Governance Committee currently consists of four (4) Trustees: Mses. Baldwin and Chadwick and Messrs. Kenny and Vincent, all of whom are considered independent under the rules promulgated by the New York Stock Exchange and, in addition, are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the 1940 Act. Ms. Baldwin serves as Chairperson of the Nominating and Governance Committee and operates pursuant to a Charter approved by the Board, a copy of which is available on the ING Funds’ website: www.ingfunds.com. The Nominating and Governance Committee held three (3) meetings during the fiscal year ended February 29, 2008.

Investment Review Committee.  The Board has established an Investment Review Committee whose function is to among other things, monitor the investment performance of the Trust and to make recommendations to the Board with respect to the Trust.  The Investment Review Committee for the International/Balanced/Fixed-Income Funds (one of which is the Trust) currently consists of five (5) Independent Trustees and one (1) Trustee who is an “interested person,” as defined in the 1940 Act: Messrs. Boyer, Kenny, Mathews and Vincent, Mses. Baldwin and Pressler. Mr. Boyer serves as Chairperson of the Committee. The International/Balanced/Fixed-Income Investment Review Committee operates pursuant to a Charter approved by the Board. During the fiscal year ended February 29, 2008, the Investment Review Committee for the International/Balanced/Fixed-Income Funds held six (6) meetings.

Contracts Committee.  The Board has a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the ING Funds, including the Trust.  The responsibilities of the Contracts Committee, among other things, include:  (1) identifying the scope and format of information to be provided by service providers in connection with applicable renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees;  (3) evaluating regulatory and other developments that might have an impact on applicable review and renewal processes; (4) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; and (6) recommending to the Trustees specific steps to be taken by them regarding the renewal process, including, for example, proposed schedules of meetings by the Trustees.  The Contracts Committee is not responsible for making substantive recommendations whether to approve, renew, reject or modify agreements or plans.  The Contracts Committee operates pursuant to a Charter approved by the Board.  The Contracts Committee currently consists of five (5) Independent Trustees: Mses. Pressler and Chadwick, Messrs. Boyer, Drotch and Vincent. Ms. Pressler serves as Chairperson of the Contracts Committee.  The Contracts Committee held eight (8) meetings during the fiscal year ended February 29, 2008.

How often does the Board meet?

The Board currently conducts regular meetings eight (8) times a year. The Audit Committee and the Compliance Committee each meets regularly four (4) times per year; the Investment Review Committee meets six (6) times per year; the Contracts Committee meets seven (7) times per year; and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. Each Committee listed below operates pursuant to a Charter approved by the Board. During the fiscal year ended February 29, 2008, the Board held ten (10) meetings, including regularly scheduled and special meetings.  No Trustee attended less than 75% of the Trust’s Board meetings or meetings of Committees on which a Trustee served.

What are the Trustees paid for their services?

Each Trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee attended.  Each Independent Trustee is compensated for his or her services according to a fee schedule adopted by the Board, and receives a fee that consists of an annual retainer and a meeting fee component.

A new compensation policy went into effect July 1, 2007. Pursuant to this policy, each Trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee meeting attended. Further, each Independent Trustee is compensated for his or her services, on a quarterly basis, according to a fee schedule adopted by the Board. The fee schedule consists of an annual retainer, and does not include additional compensation for attendance at regular or special Board and Committee meetings. Further, Committee Chairpersons receive an additional annual retainer for their services in that capacity.

 The Trust pays to each Trustee who is not an interested person of the Trust a pro rata share of an annual retainer of $200,000. The Trust also pays a pro rata portion of the following fees: (i) the Chairperson of the Board, Mr. Vincent, receives an additional annual retainer of $75,000; (ii) the Chairpersons of the Nominating and Governance Committee, Audit Committee, Compliance Committee, Investment Review Committee for the International/Balanced/Fixed-Income Funds, Investment Review Committee for the Domestic Equity Funds, and Contracts Committee of the Board receive an additional annual retainer of $10,000(1), $30,000, $30,000, $40,000, $40,000, and $60,000, respectively; and (iii) the Trustees’ out-of-pocket expenses for attendance at Board meetings.(2) The pro rata share paid by the Trust is based on the Trust’s average net assets, computed as a percentage of the average net assets of all the funds managed by the Adviser or its affiliates, for which the Trustees serve in common as Directors/Trustees.

(1)                                 The Chairperson of the Nominating and Governance Committee may receive up to $10,000 for his or her services. The $2,500 retainer payable to the Chairperson for his or her services to the Nominating and Governance Committee is paid only if the Committee has been active for that quarter. If the Nominating and Governance Committee has been active during all four quarters in a given year, the Chairperson will receive the full annual retainer of $10,000.

(2)                                 Prior to July 1, 2007, the Trust paid each Trustee who was not an interested person a pro rata share of: (i) an annual retainer of $45,000 (the Chairpersons of the Compliance Committee; Nominating and Governance Committee; Valuation, Proxy and Brokerage Committee; Contracts Committee; Audit Committee; Investment Review Committee for the Domestic Equity Funds; and Investment Review Committee for the International/Balanced/Fixed-Income Funds each received an additional annual retainer of $10,000, $10,000, $10,000, $15,000, $20,000, $20,000 and $20,000, respectively. The Chairperson of the Board, received an additional annual retainer of $30,000); (ii) $7,000 for each in person meeting of the Board (the Chairperson of the Board, received an additional $1,000 for each Board meeting); (iii) $3,000 per attendance of any Committee meeting (Chairpersons of Committees of the Board received an additional $1,000 for each Committee meeting); (iv) $2,000 per special telephonic meeting; and (v) out-of-pocket expenses.

The Trustees who are “interested persons” of the Trust receive no compensation from the Trust.

The following table has been provided to the Trust by the Adviser and its affiliates and sets forth information regarding the compensation paid to the Trustees for the Trust’s fiscal year ended February 29, 2008 for service on the Boards of the ING Funds complex.

Name of Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement(1)	Total Compensation from Trust and Fund Complex Paid to Trustees(2)
Colleen D. Baldwin	$2,652	N/A	N/A	$129,552
John V. Boyer	$4,543	N/A	N/A	$217,901
Patricia W. Chadwick	$4,105	N/A	N/A	$197,599
Robert W. Crispin(3)	N/A	N/A	N/A	N/A
Peter Drotch	$1,326	N/A	N/A	$66,484
J. Michael Earley	$4,302	N/A	N/A	$206,500
R. Barbara Gitenstein(5)	$2,381	N/A	$133,333	$244,943
Patrick W. Kenny (4)	$4,368	N/A	N/A	$209,500
Shaun P. Mathews(3)	N/A	N/A	N/A	N/A
Jock Patton(6)	$1,769	N/A	$262,000	$344,500
Sheryl K. Pressler(4)	$4,625	N/A	N/A	$222,000
David W.C. Putnam(7)	$2,882	N/A	N/A	$140,613
John G. Turner(3)(8)	N/A	N/A	N/A	N/A
Roger B. Vincent (4)	$3,942	N/A	N/A	$189,125

(1)       The ING Funds have adopted a retirement policy under which a Trustee who has served as an Independent Trustee for five years or more will be paid by the ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Trustee for one year of service.  A Trustee may elect to receive payment of his or her retirement benefit in a lump sum or in three substantially equal payments.  If no such election is made the retirement benefit will be paid in one lump sum.  The amount reflected is compensation from all funds in the Fund Complex.

(2)       Trustee compensation includes compensation paid by funds that are not discussed in this Proxy.  As of February 29, 2008, the Fund Complex consisted of 179 registered investment companies or series thereof.

(3)       Messrs. Crispin, Mathews and Turner are “interested persons” of the Trust, as defined by the 1940 Act, because of their affiliation with ING Groep N.V., the parent corporation of the Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(4)       During fiscal year ended February 29, 2008, Messrs. Kenny and Vincent and Ms. Pressler deferred $52,375, $55,875 and $122,500, respectively, of their compensation payable by the Fund Complex.

(5)       Dr. Gitenstein retired from her position as a Trustee, effective September 10, 2007.

(6)       Mr. Patton retired from his position as a Trustee, effective June 30, 2007.

(7)       Mr. Putnam retired from his position as a Trustee, effective February 25, 2008.

(8)       Mr. Turner retired from his position as a Trustee, effective October 25, 2007.

Are the Trustees required to attend the Annual Meeting?

The Trust has no formal policy regarding Trustee attendance at meetings of the Trust’s shareholders.  No Trustee was in attendance at the prior year’s annual meeting.

Who are the officers of the Trust?

The Trust’s officers are elected annually by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.  The chart below lists the officers of the Trust.  The address for the officers of the Trust is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

Name and Age	Positions Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years

Shaun P. Mathews Age: 52	President and Chief Executive Officer	November 2006 – Present

President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (November 2006 – Present); and Head of ING USFS Mutual Funds and Investment Products (November 2004 – November 2006). Formerly, CMO, ING USFS (April 2002 – October 2004); and Head of Rollover/Payout (October 2001 – December 2003).

Stanley D. Vyner Age: 57	Executive Vice President	August 2003 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 – Present); and Chief Investment Risk Officer (January 2003 – Present).

Michael J. Roland Age: 49	Executive Vice President	February 2002 – Present

Head of Mutual Fund Platform (February 2007 – Present); and Executive Vice President, ING Investments, LLC(2)  and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Head of Product Management (January 2005 – January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Joseph M. O’Donnell Age: 53	Executive Vice President Chief Compliance Officer	March 2006 – Present November 2004 – Present

Chief Compliance Officer of the ING Funds (November 2004 - Present); ING Investments, LLC(2) and Directed Services LLC (March 2006 - Present); and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 – December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic Age: 40	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (April 2005 – Present). Formerly, Vice President, ING Fund Services, LLC(3) (September 2002 – March 2005).

Kimberly A. Anderson Age: 43	Senior Vice President	November 2003 – Present	Senior Vice President, ING Investments, LLC(2) (October 2003 – Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 – October 2003).

Name and Age	Positions Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years

Robert Terris Age: 37	Senior Vice President	May 2006 - Present

Senior Vice President, Head of Division Operations, ING Funds (May 2006 – Present); and Vice President, Head of Division Operations, ING Funds Services, LLC(3) (March 2006 – Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 – March 2006).

Robyn L. Ichilov Age: 40	Vice President	November 1997 – Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 – Present) and ING Investments, LLC(2) (August 1997 – Present).

Daniel A. Norman Age: 51	Senior Vice President Treasurer	April 1995 - Present June 1997 – Present	Senior Vice President, ING Investment Management Co. (February 1992 – Present).

Jeffrey A. Bakalar Age: 49	Senior Vice President	November 1999 – Present	Senior Vice President and Senior Portfolio Manager, ING Investment Management Co. (February 1998 – Present).

Elliot A. Rosen Age: 55	Senior Vice President	May 2002 – Present	Senior Vice President, ING Investment Management Co. (February 1999 – Present).

William H. Rivoir II Age: 58	Senior Vice President and Assistant Secretary	February 2001 – Present	Senior Vice President, ING Investment Management Co. (January 2004 - Present). Formerly, Counsel, ING USFS Law Department (January 2003 – December 2003).

Curtis F. Lee Age: 54	Senior Vice President and Chief Credit Officer	February 2001 – Present	Senior Vice President and Chief Credit Officer in the Senior Floating Rate Group, ING Investment Management Co. (August 1999 – Present).

Lauren D. Bensinger Age: 54	Vice President	August 2003 - Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (July 1995 - Present); and Vice President (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2)  (October 2001 - October 2004).

Maria M. Anderson Age: 49	Vice President	September 2004 – Present	Vice President, ING Funds Services, LLC(3) (September 2004 – Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 – September 2004).

Kimberly K. Springer Age: 50	Vice President	March 2006 – Present

Vice President, ING Funds Services, LLC(3) (March 2006 – Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 – March 2006), Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 – August 2004); Associate Partner, AMVESCAP PLC (October 2000 – May 2003).

Name and Age	Positions Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years

Denise Lewis Age: 44	Vice President	January 2007 - Present

Vice President, ING Funds Services, LLC(3) (December 2006 – Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 – December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 – August 2003).

William Evans Age: 35	Vice President	September 2007 – Present

Vice President, Head of Mutual Fund Advisory Group (April 2007 – Present), Vice President, U.S. Mutual Funds and Investment Products (May 2005 – April 2007), Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 – May 2005).

Susan P. Kinens Age: 31	Assistant Vice President	February 2003 – Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 – Present); and has held various other positions with ING Funds Services, LLC(3) for the last five years.

Huey P. Falgout, Jr. Age: 44	Secretary	August 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 – Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 – September 2003).

Theresa K. Kelety Age: 45	Assistant Secretary	August 2003 – Present	Counsel, ING Americas, U.S. Legal Services (April 2003 – Present).

(1)          The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

(2)          ING Investments, LLC was previously named “ING Pilgrim Investments, LLC.”  ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)          ING Funds Services, LLC was previously named “ING Pilgrim Group, LLC.”  ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)          ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

What are officers paid for their services?

The Trust does not pay its officers for the services they provide to the Trust.  Instead, the officers, who are also officers or employees of the Adviser or its affiliates, are compensated by the Adviser or its affiliates.

Who are the Trust’s advisers, distributor and administrator?

ING Investments serves as the investment adviser to the Trust, ING Funds Distributor, LLC serves as the Trust’s distributor and ING Funds Services, LLC serves as the Trust’s administrator.  The principal office of the Adviser, the distributor and the administrator is located at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. ING Investment Management Co. serves as sub-adviser to the Trust.  The principal office of the sub-adviser is located at 230 Park Avenue, New York, NY 10169. The investment adviser, the sub-adviser, the distributor and the administrator are all indirect, wholly-owned subsidiaries of ING Groep N.V. and are affiliated with one another.

Who are the Trust’s independent public accountants?

The accounting firm of KPMG currently serves as the independent auditor for the Trust.  The Board has selected KPMG as the independent auditor to examine and report on the financial statements of the Trust for the fiscal year ending February 28, 2009.

The following table shows fees paid to KPMG for professional audit services during the Trust’s most recent fiscal years ended February 29, 2008 and February 28, 2007, as well as, fees billed for other services rendered by KPMG to the Trust.

	2008	2007
Audit Fees (1)	$66,000	$68,750
Audit-Related Fees (2)	$35,075	$33,125
Tax Fees (3)	$5,698	$8,838
All Other Fees (4)	$0	$0

(1)          Audit fees consist of fees billed for professional services rendered for the audit of the Trust’s year-end financial statements and services that are normally provided by KPMG in connection with statutory and regulatory filings.

(2)          Audit-related fees consist principally of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Trust’s consolidated financial statements and are not reported under “Audit Fees.”  These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(3)          Tax fees consist of fees billed for professional services for tax compliance.  These services include assistance regarding federal, state, and local tax compliance.

(4)          All other fees would include fees for products and services other than the services reported above, including those related to the review and issuance of consents on various SEC filings.

The aggregate non-audit fees billed by KPMG for services rendered to the Trust, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust for the fiscal years ended February 29, 2008 and February 28, 2007 were $1,394,538 and $994,400, respectively.

All of the services described in the table above were approved by the Audit Committee pursuant to approval policies and procedures adopted by the Committee.  Pursuant to such policies and procedures, the Audit Committee pre-approves: (i) all audit and non-audit services to be rendered to the Trust by KPMG; and (ii) all non-audit services impacting the operations and financial reporting of the Trust provided by KPMG to the Adviser or any affiliate thereof that provides ongoing services to the Trust (collectively, “Covered Services”).  The Audit Committee has adopted approval procedures authorizing one or more members of the Audit Committee to approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by KPMG which are not otherwise pre-approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting.  The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management.  Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

The Audit Committee of the Board will periodically consider whether KPMG’s receipt of non-audit fees from the Trust, the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Trust is compatible with maintaining the independence of KPMG.

KPMG has advised the Trust that neither KPMG nor any of its partners has any direct or material indirect financial interest in the Trust.  Representatives of KPMG are not expected to be at the Annual Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

GENERAL INFORMATION

What happens to my proxy once I vote it?

The Board has named Todd Modic and Huey P. Falgout, Jr. as proxies of the Trust.  If you follow the instructions when you vote, your proxies will vote your shares as you have directed.  If you submit your Proxy Ballot but do not vote on any Proposal, your proxies will vote on that Proposal as recommended by the Board.

What if a Proposal that is not in the Proxy Statement comes up at the Annual Meeting?

If any other matter is properly presented, your proxies will vote in accordance with their best judgment.  At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted on at the Annual Meeting other than those discussed in this Proxy Statement.

I want to attend the Annual Meeting and vote in person.  How do I do this?

The Annual Meeting will be held at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.  If you attend the Annual Meeting and wish to vote in person, you will be given a ballot at the meeting.  However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.  If you expect to attend the Annual Meeting in person, please notify the Trust by calling 1-800-992-0180.

What are my voting rights and the quorum requirements?

Each share of each class of the Trust is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.  Shareholders of the Trust at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Trust at the Annual Meeting and any adjournments thereof with respect to their shares owned as of the Record Date.  A majority of the outstanding shares of the Trust on the Record Date entitled to vote for each Proposal, present in person or represented by proxy, must be present to constitute a quorum.

If a quorum is not present at the Annual Meeting, or if a quorum is present but sufficient votes to approve either or both of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies.  A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received with respect to a Proposal.  Any adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy.  The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not been adopted, will vote against any adjournments those proxies required to be voted against any Proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such Proposals.

The Trust expects that, before the Annual Meeting, broker-dealer firms holding shares of the Trust in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Trust understands that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Annual Meeting on behalf of their customers and beneficial owners under the rules of the New York Stock Exchange.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be considered to be present at the Annual Meeting for purposes of determining the existence of a quorum.  A plurality of the votes duly cast is required for the election of a Trustee (i.e., the nominee receiving the greatest number of votes will be elected).  Abstentions and broker non-votes therefore will not have an effect on the election of a Trustee.   However, both abstentions and broker non-votes will be counted as votes against a proposal to modify the fundamental investment restrictions.

Section 16(a) Beneficial Ownership Reporting Compliance.

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act, as applied to the Trust, require the Trust’s officers, Trustees, Adviser, affiliates of the investment adviser, and persons who beneficially own more than 10% of a registered class of the Trust’s outstanding securities (“Reporting Persons”), to file reports of ownership of the Trust’s securities and changes in such ownership with the SEC and the New York Stock Exchange.  Such persons are required by the U.S. Securities and Exchange Commission (the “SEC”) regulations to furnish the Trust with copies of all such filings.

Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons, the Trust believes that during the fiscal year ended February 29, 2008, its Reporting Persons complied with all applicable filing requirements.

Shareholder Communications with the Board of Trustees.

Shareholders may send other communications to the Board of Trustees, a Committee thereof, or an individual Trustee.  Such communications should be sent to the Trust’s Secretary at the address on the front of this Proxy Statement.

What is the deadline for submitting a shareholder proposal for the Trust’s 2009 Annual Meeting?

It is anticipated that the next annual meeting of the Trust will be held in June 2009 but the exact date, time and location of such meeting have yet to be determined.  Any proposals of shareholders that are intended to be presented at the Trust’s next annual meeting must be in writing and received at the Trust’s principal executive offices no later than January 6, 2009, in order for the proposal to be considered for inclusion in the Trust’s proxy statement for that meeting.  The submission of a proposal does not guarantee its inclusion in the Trust’s proxy statement or presentation at the meeting.

In addition, pursuant to relevant SEC proxy rules, a company may use discretionary voting authority to vote on matters coming before an annual meeting of shareholders if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year’s annual meeting of stockholders or the date specified by an overriding advance notice provision in the company’s bylaws.  As the Trust’s bylaws do not contain such an advance notice provision, for the Trust’s 2009 Annual Meeting of shareholders, shareholders must submit to the Trust written notice of a shareholder proposal on or before March 23, 2009.

Please vote by returning your Proxy Ballot in the enclosed postage-paid envelope.

Huey P. Falgout, Jr.
Secretary

June 13, 2008

ING PRIME RATE TRUST - COMMON SHARES

ANNUAL MEETING OF SHAREHOLDERS SCHEDULED FOR AUGUST 7, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby instructs Todd Modic and Huey P. Falgout, Jr. (“Proxies”), or any of them, with full power of substitution in each of them, to vote the shares held by him or her at the Annual Meeting of shareholders (the “Annual Meeting”) of the ING Prime Rate Trust (the “Trust”) to be held at: 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on August 7, 2008, at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged, and in the Proxies’ discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

Please vote, sign and date this Proxy Ballot and return it in the enclosed envelope.

These voting instructions will be voted as specified.  If no specification is made, this voting instruction will be voted “FOR” all Proposals.

In order to avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible.  Your vote is important regardless of the number of shares you own.

TO VOTE:

1)                 Read the Proxy Statement

2)                 Check the appropriate boxes on the Proxy Ballot

3)                 Sign and date the Proxy Ballot

4)                 Return the Proxy Ballot in the envelope provided

Please indicate your vote by an “X” in the appropriate box below.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS.

	VOTE ON TRUSTEES		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

1.	To elect eight members of the Board of Trustees to represent the interests of the holders of Common Shares of the Trust until the election and qualification of their successors.

	(1) Colleen D. Baldwin, (2) Patricia W. Chadwick, (3) Robert W. Crispin, (4) Peter S. Drotch, (5) J. Michael Earley, (6) Patrick W. Kenny, (7) Shaun P. Mathews, and (8) Sheryl K. Pressler.		[ ]	[ ]	[ ]

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

2.	Not Applicable

3.	To approve modifications to the Trust’s fundamental investment restriction governing borrowing.

	For [ ]	Against [ ]			Abstain [ ]

The undersigned authorizes the Proxies to vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment(s) or postponement(s) thereof in the discretion of the Proxies.

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

	Signature	Date	Signature (Joint Owners)		Date

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ING PRIME RATE TRUST - AUCTION RATE CUMULATIVE PREFERRED SHARES SERIES M, T, W, TH AND F

ANNUAL MEETING OF SHAREHOLDERS SCHEDULED FOR AUGUST 7, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby instructs Todd Modic and Huey P. Falgout, Jr. (“Proxies”), or any of them, with full power of substitution in each of them, to vote the shares held by him or her at the Annual Meeting of shareholders (the “Annual Meeting”) of the ING Prime Rate Trust (the “Trust”) to be held at: 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on August 7, 2008, at 10:00 a.m., Local time and at any adjournment(s) thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged, and in the Proxies’ discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponements(s) thereof.

Please vote, sign and date this Proxy Ballot and return it in the enclosed envelope.

These voting instructions will be voted as specified.  If no specification is made, this voting instruction will be voted “FOR” all Proposals.

In order to avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible.  Your vote is important regardless of the number of shares you own.

TO VOTE:

1)                 Read the Proxy Statement

2)                 Check the appropriate boxes on the Proxy Ballot

3)                 Sign and date the Proxy Ballot

4)                 Return the Proxy Ballot in the envelope provided

Please indicate your vote by an “X” in the appropriate box below.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS.

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	VOTE ON TRUSTEES	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

1.	Not Applicable

2.

To elect two members of the Board of Trustees to represent the interests of the holders of Auction Rate Cumulative Preferred Shares – Series M, T, W, TH and F of the Trust – until the election and qualification of their successors.

	(1) John V. Boyer, and (2) Roger B. Vincent	[ ]	[ ]	[ ]

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

3.	To approve modifications to the Trust’s fundamental investment restriction governing borrowing.

	For [ ]	Against [ ]	Abstain [ ]

The undersigned authorizes the Proxies to vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment(s) or postponement(s) thereof in the discretion of the Proxies.

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

	Signature Date	Signature (Joint Owners) Date

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